--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                   CONSOLIDATED ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------


                                                               November 30, 2000

Dear Shareholder:

      The continued trend of economic growth boosted by strong consumer confidence, a tight labor market and inflation concerns caused the Federal Reserve to aggressively tighten during the first part of the year. As a result, the Fed raised the discount rate to 6.50% during the period in an attempt to achieve its objective of engineering a "soft landing" for the explosive U.S. economy. The third quarter of 2000 saw a sharp decline in market expectations for further Fed tightenings amidst evidence of significant deceleration in growth, peaking inflation pressures and a sharp reversal in the stock market wealth effect globally.

      The reduction in Fed tightening fears and the potential for a slower pace of Treasury buybacks due to a more expansionary fiscal policy enabled high quality spread product to outperform Treasuries in the third quarter of 2000.

      Looking forward we believe that both consumers and corporations face significant headwinds that suggest a likely GDP growth rate close to the Fed target of 3.5%-4.0%. The risk, however, is even slower growth. While consumer confidence is still high, a sharp reversal of the wealth effect year-to-date, higher oil prices that have acted as a tax on the consumer and muted employment growth should lead personal consumption growth to decline to 3.0%. We believe that the Fed may eventually be required to ease interest rates to ensure a soft landing. Monetary conditions are restrictive globally; in the absence of a fiscal stimulus the Fed may have to ease policy moderately. The end scenario is likely to be favorable to financial assets and the performance of spread assets versus Treasuries.

      This consolidated annual report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,




/s/ Laurence D. Fink               /s/ Ralph L. Schlosstein
--------------------               ------------------------
Laurence D. Fink                   Ralph L. Schlosstein
Chairman                           President

                                                               November 30, 2000
Dear Shareholder:

     We are pleased to present the audited consolidated annual report for The BlackRock Broad Investment Grade 2009 Term Trust Inc. ("the Trust") for the fiscal year ended October 31, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "BCT". The Trust's investment objective is to return $15 per share (its initial offering price) to shareholders on or about December 31, 2009 while providing income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives.

     The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and commercial mortgage-backed securities. All of the Trust's assets must be rated "BBB" by Standard & Poor's or "Baa" Moody's at time of purchase or be issued or guaranteed by the U.S. government or its agencies.

     The table below summarizes the performance of the Trust's stock price and NAV over the year:

                             ---------------------------------------------------
                              10/31/00   10/31/99    CHANGE     HIGH     LOW
--------------------------------------------------------------------------------
  STOCK PRICE                 $11.9375   $11.4375    4.37%    $12.375  $10.875
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)       $13.64     $13.64        --     $13.74   $12.89
--------------------------------------------------------------------------------
  10-YEAR U.S. TREASURY NOTE    5.75%      6.02%    (4.49)%     6.79%    5.58%
--------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

     The rapid expansion of U.S. GDP witnessed throughout much of the period finally slowed dramatically in the third quarter. After expanding at nearly a 6.0% annualized rate in the first half of the year, growth in the third quarter slowed to 3.0%. Higher oil prices and declines in global equity markets led to declines in consumer spending, residential investment and manufacturing activity. According to the minutes of the October 3, 2000 FOMC meeting, "Recent data have indicated that the expansion of aggregate demand has moderated to a pace closer to the enhanced rate of growth of the economy's potential to produce. The more rapid advances in productivity also continue to help contain costs and hold down underlying price pressures." The Federal Reserve raised the discount rate by 0.25% at their meetings in November 1999, February 2000, and March 2000 and raised the discount rate by 0.50% in May 2000 to bring the current discount rate to 6.50%.

     Treasury yields were inverted for much of the period as yields rose on the short-end of the yield curve in response to the Fed's increases in the discount rate, and yields on the long-end of the curve fell below the short-end in reaction to the announcement that the Treasury will buy back $30 billion of Treasuries with maturities ranging from 10 to 30 years. In the second half of the period, concerns over rising inflation from a surge in oil prices, weaker stock markets and signs of slower growth all caused the bond market to price in a neutral Federal Reserve. This shift in market sentiment caused significant yield curve disinversion during the third quarter of 2000. As the slower growth scenario plays out, the curve is likely to steepen further. For the annual period, the 10-year Treasury fell from 6.02% on October 31, 1999 to 5.75% on October 31, 2000.

     For the annual period ending October 31, 2000 mortgages posted positive returns and outperformed the broader market. Mortgages as measured by the LEHMAN BROTHERS MORTGAGE INDEX, posted a 7.56% total return versus 7.30% for the LEHMAN BROTHERS AGGREGATE INDEX. GNMAs performed well during this period as mortgage rates hovering near 8% throughout the year caused prepayments to decline and resulted in an increased demand for GNMAs and other mortgage-backed securities.

     The investment grade corporate market appears healthy, with economic fundamentals remaining positive for investment grade corporate bonds. Increased uncertainty in the corporate market has been caused by stock market volatility, poor liquidity, and increased leverage. The increasing leverage utilized by corporations has sparked some credit quality concerns within the sector. While the corporate sector has under performed Treasuries and other spread sectors for much of 2000 we believe a soft landing will eventually benefit this sector most. Our focus is on relatively higher quality credits, which have participated in the widening but still offer solid fundamentals. The recovery in credits will likely be led by more liquid higher quality credits rather than other credits that have some risk of being "stranded credit." For the annual period, corporates as measured by MERRILL LYNCH U.S. CORPORATE MASTER INDEX returned 7.32%, outperforming the LEHMAN BROTHERS AGGREGATE INDEX'S 7.30%.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and October 31, 1999 asset composition.


-------------------------------------------------------------------------------
                              SECTOR BREAKDOWN
-------------------------------------------------------------------------------
 COMPOSITION                                 OCTOBER 31, 2000  OCTOBER 31, 1999
-------------------------------------------------------------------------------
 Agency Multiple Class Mortgage Pass-Throughs       21%              21%
-------------------------------------------------------------------------------
 Interest-Only Mortgage-Backed Securities           21%              15%
-------------------------------------------------------------------------------
 Adjustable & Inverse-Floating Rate Mortgages       18%               9%
-------------------------------------------------------------------------------
 Corporate Bonds                                    17%              18%
-------------------------------------------------------------------------------
 Commercial Mortgage-Backed Securities               6%              14%
-------------------------------------------------------------------------------
 Principal-Only Mortgage-Backed Securities           6%               3%
-------------------------------------------------------------------------------
 Municipal Bonds                                     5%               5%
-------------------------------------------------------------------------------
 Asset Backed Securities                             3%               4%
-------------------------------------------------------------------------------
 U.S. Gov't Securities                               3%              10%
-------------------------------------------------------------------------------
 Non-Agency Multiple Class Mortgage Pass-Throughs   --%               1%
-------------------------------------------------------------------------------

     The Trust continued to focus on securities with final maturity dates (or "bullet" maturities) that match the Trust's termination date of December 31, 2009. Over the annual period, the Trust decreased its exposure in U.S. Treasuries and commercial mortgage-backed securities and reallocated assets to adjustable and inverse-floating rate mortgages, which appear attractively valued and match the cash flow objectives of the portfolio. The Trust will continue to look to invest in spread product, which have increased yields relative to Treasuries.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Broad Investment Grade 2009 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,



/s/ Robert S. Kapito                     /s/ Michael P. Lustig
--------------------                     ---------------------
Robert S. Kapito                         Michael P. Lustig
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                 BlackRock Advisors, Inc.




--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENTGRADE 2009 TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on American Stock Exchange:                                 BCT
--------------------------------------------------------------------------------
   Initial Offering Date:                                        June 17, 1993
--------------------------------------------------------------------------------
   Closing Stock Price as of 10/31/00:                              $11.9375
--------------------------------------------------------------------------------
   Net Asset Value as of 10/31/00:                                  $13.64
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 10/31/00 ($11.9375)(1):         6.91%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share(2):                        $0.06875
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share(2):                     $0.82500
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2) Distribution  is not constant and is subject to change.

---------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
---------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                             VALUE
(UNAUDITED)  (000)           DESCRIPTION                       (NOTE 1)
---------------------------------------------------------------------------

                   LONG-TERM INVESTMENTS--142.7%
                   MORTGAGE PASS-THROUGHS--0.6%
          $  273+  Federal National Mortgage Association,
                     6.50%, 7/01/29 ......................   $   261,950
                                                            ------------
                   AGENCY MULTIPLE CLASS MORTGAGE
                   PASS-THROUGHS--30.2%
                   Federal Home Loan Mortgage Corp.,
                     Multiclass Mortgage
                     Participation Certificates,
           2,168+    Series 1510, Class 1510-G,
                       5/15/13 ...........................     2,148,813
             400+    Series 1534, Class 1534-IG,
                       2/15/10 ...........................       348,624
             600+    Series 1601, Class 1601-SD,
                       10/15/08 ..........................       596,250
                   Federal National Mortgage
                     Association, REMIC Pass-Through
                     Certificates,
             584+    Trust 1992-43, Class 43-E,
                       4/25/22 ...........................       588,335
           1,000+    Trust 1993-49, Class 49-H,
                       4/25/13 ...........................       984,830
             132     Trust 1993-69, Class 69-Z,
                       1/25/22 ...........................       126,408
           3,053+    Trust 1993-79, Class 79-PK,
                       4/25/22 ...........................     2,971,193
           3,146+    Trust 1993-87, Class 87-J,
                       4/25/22 ...........................     2,880,163
             692+    Trust 1993-214, Class 214-SK,
                       12/25/08 ..........................       689,473
           1,850     Trust 1993-223, Class 223-PT,
                       10/25/23 ..........................       203,831
             643+    Trust 1994-13, Class 13-SJ,
                       2/25/09 ...........................       661,871
                                                            ------------
                                                              12,199,791
                                                            ------------
                   ADJUSTABLE & INVERSE FLOATING
                   RATE MORTGAGES--25.7%
AAA          462   Citicorp Mortgage Securities, Inc.,
                     Series 1993-14, Class A-4,
                       11/25/23 ..........................       154,425
                   Federal Home Loan Mortgage Corp.,
                     Multiclass Mortgage
                     Participation Certificates,
             333+    Series 1506, Class 1506-S,
                       5/15/08 ...........................       304,829
             373+    Series 1580, Class 1580-SD,
                       9/15/08 ...........................       346,220
             194     Series 1592, Class 1592-TB,
                       5/15/23 ...........................       122,020
             287+    Series 1618, Class 1618-SA,
                       11/15/08 ..........................       284,843
           1,025+    Series 1626, Class 1626-SA,
                       12/15/08 ..........................       712,795
             232+    Series 1637, Class 1637-LE,
                       12/15/23 ..........................       181,780
             500     Series 1688, Class 1688-S,
                       12/15/13 ..........................       475,000
                   Federal National Mortgage
                     Association, REMIC Pass-Through
                     Certificates,
              43     Trust 1992-174, Class 174-S,
                       9/25/22 ...........................        86,290
             858+    Trust 1992-190, Class 190-S,
                       11/25/07 ..........................       718,867
           1,000+    Trust 1993-156, Class 156-SE,
                       10/25/19 ..........................       927,060
             500     Trust 1993-167, Class 167-SL,
                       1/25/22 ...........................       432,187
             605+    Trust 1993-173, Class 173-SA,
                       9/25/08 ...........................       471,767
          12,000     Trust 1993-191, Class 191-S,
                       10/25/07 ..........................        41,256
             589+    Trust 1993-191, Class 191-SD,
                       10/25/08 ..........................       462,487
             600     Trust 1993-197, Class 197-SB,
                       10/25/08 ..........................       433,872
             439+    Trust 1993-202, Class 202-VB,
                       11/25/23 ..........................       376,725
             838     Trust 1993-209, Class 209-SG,
                       8/25/08 ...........................       767,970
             498     Trust 1993-214, Class 214-SH,
                       12/25/08 ..........................       381,535
              98     Trust 1994-37, Class 37-SC,
                       3/25/24 ...........................        95,167
Aaa          600   PaineWebber Mortgage
                     Acceptance Corp.,
                     Series 1994-6, Class A-9,
                       4/25/09 ...........................       438,375
                   Residential Funding Mortgage
                     Securities, Inc.,
AAA        1,165     Series 1993-S23, Class A-12,
                       6/25/08 ...........................     1,053,314
AAA        1,204     Series 1993-S23, Class A-16,
                       6/25/08 ...........................     1,080,320
                                                            ------------
                                                              10,349,104
                                                            ------------


                 See Notes to Consolidated Financial Statements.

---------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                             VALUE
(UNAUDITED)  (000)           DESCRIPTION                       (NOTE 1)
---------------------------------------------------------------------------
                   INTEREST ONLY MORTGAGE-BACKED
                   SECURITIES--29.8%
Aaa      $25,000   Chase Mortgage Finance Corp.,
                     Series 1999-S4, Class A-14,
                       4/25/29 ...........................   $   212,325
                   Credit Suisse First Boston Mortgage
                     Securities Corp.,
AAA       13,765     Series 1997-C1, Class AX,
                       4/20/22** .........................     1,069,834
Aaa       32,607     Series 1998-1, Class A7,
                       9/25/28 ...........................        86,611
                   Federal Home Loan Mortgage Corp.,
                     Multiclass Mortgage
                     Participation Certificates,
               8     Series 65, Class 65-I,
                       8/15/20 ...........................       179,681
               3     Series 141, Class 141-H,
                       5/15/21 ...........................        53,991
              11     Series 1114, Class 1114-J,
                       7/15/06 ...........................       191,207
              13     Series 1285, Class 1285-M,
                       5/15/07 ...........................       186,970
           1,828     Series 1353, Class 1353-S,
                       8/15/07 ...........................       130,027
           2,750+    Series 1645, Class 1645-IB,
                       9/15/08 ...........................       340,395
           1,107     Series 1747, Class 1747-I,
                       6/15/23 ...........................       165,869
           2,085     Series 1900, Class 1900-SV,
                       8/15/08 ...........................       135,521
          18,834     Series 1995, Class 1995-SB,
                       10/15/27 ..........................        29,569
           2,420+    Series 2039, Class 2039-PI,
                       2/15/12 ...........................       354,272
             600+    Series 2049, Class 2049-LC,
                       10/15/23 ..........................       140,625
             870     Series 2061, Class 2061-JR,
                       9/20/22 ...........................       136,089
           2,477     Series 2075, Class 2075-IB,
                       12/15/21 ..........................       407,144
           2,426+    Series 2140, Class 2140-UK,
                       9/15/11 ...........................       348,731
                   Federal National Mortgage
                     Association, REMIC Pass-Through
                     Certificates,
               2     Trust G-21, Class 21-L,
                       7/25/21 ...........................        57,473
             119     Trust G93-25, Class 25-J,
                       12/25/19 ..........................       277,376
           3,881     Trust 299, Class 2,
                       5/01/28 ...........................     1,154,424
               9     Trust 1991-72, Class 72-H,
                       7/25/06 ...........................       195,009
           3,440     Trust 1993-138, Class 138-JK,
                       5/25/19 ...........................       204,778
           1,557     Trust 1993-194, Class 194-PV,
                       6/25/08 ...........................       170,736
           8,525     Trust 1993-208, Class 208-S,
                       2/25/23 ...........................       154,507
              30     Trust 1993-49, Class 49-L,
                       4/25/13 ...........................       487,527
             874     Trust 1994-39, Class 39-PE,
                       1/25/23 ...........................        90,533
           2,044     Trust 1994-42, Class 42-SO,
                       3/25/23 ...........................       194,940
           1,500+    Trust 1996-20, Class 20-SB,
                       10/25/08 ..........................       265,313
           1,574+    Trust 1996-20, Class 20-SL,
                       9/25/08 ...........................       262,233
          19,927     Trust 1997-57, Class 57-SG,
                       4/25/24 ...........................       292,685
          17,791     Trust 1997-78, Class 78-SR,
                       10/18/27 ..........................       272,422
          47,267     Trust 1997-81 Class 81-SD,
                       12/18/27 ..........................        92,714
           1,500+    Trust 1997-90, Class 90-M,
                       1/25/28 ...........................       438,930
           1,223+    Trust 1998-30, Class 30-QG,
                       12/18/25 ..........................       343,958
           1,829+    Trust 1998-43, Class 43-YI,
                       7/18/28 ...........................       254,930
AAA       22,475   GMAC Commercial Mortgage
                     Securities Inc.,
                     Series 1998-C2, Class X,
                       8/15/23 ...........................       829,300
                   Government National Mortgage
                     Association,
             845     Trust 1998-24, Class 24-IB,
                       5/20/23 ...........................       171,080
           8,930     Trust 1999-27, Class 27-SD,
                       6/17/09 ...........................       189,756
Aaa        5,797   Merrill Lynch Mortgage Investors, Inc.,
                     Series 1997-C2, Class IO,
                       12/10/29 ..........................       359,409
Aaa        3,174   Norwest Asset Securities Corp.,
                     Series 1998-5, Class A-5,
                       3/25/28 ...........................       384,899
AAA        1,427   PNC Mortgage Securities Corp.,
                     Series 1998-8, Class 4X,
                       10/25/13 ..........................       242,560
                   Residential Funding Mortgage
                     Securities, Inc.,
AAA        6,981     Series 1993-S44, Class A-4,
                       11/25/23 ..........................       305,422
AAA       13,589     Series 1998-S19, Class A8,
                       8/25/28 ...........................       118,902
NR           118   Salomon Brothers Mortgage
                     Securities Inc. VI,
                     Series 1987-3, Class B,
                       10/23/17 ..........................        29,001
                                                            ------------
                                                              12,009,678
                                                            ------------

                 See Notes to Consolidated Financial Statements.

---------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                             VALUE
(UNAUDITED)  (000)           DESCRIPTION                       (NOTE 1)
---------------------------------------------------------------------------

                   PRINCIPAL ONLY MORTGAGE-BACKED
                   SECURITIES--8.2%
                   Federal Home Loan Mortgage Corp.,
                     Multiclass Mortgage
                     Participation Certificates,
          $  200     Series 1700, Class 1700-GA,
                       2/15/24 ...........................   $   157,835
             747+    Series 1857, Class 1857-PK,
                       11/15/23 ..........................       636,956
                   Federal National Mortgage
                     Association, REMIC Pass-Through
                     Certificates,
             306     Trust 1994-25, Class 25-C,
                       11/25/23 ..........................       254,223
           1,341+    Trust 1994-46, Class 46-D,
                       11/25/23 ..........................     1,083,649
             489     Trust 1996-54, Class 54-A,
                       4/25/21 ...........................       426,836
             683     Trust 1996-54, Class 54-G,
                       4/25/23 ...........................       441,440
              62     Trust 1997-85, Class 85-LE,
                       10/25/23 ..........................        52,344
AAA          175   PaineWebber Mortgage
                     Acceptance Corp. IV,
                     Series 1993-5, Class A-14,
                       6/25/08 ...........................       139,728
NR           118   Salomon Brothers Mortgage
                     Securities Inc. VI,
                     Series 1987-3, Class A,
                       10/23/17 ..........................        98,973
                                                            ------------
                                                               3,291,984
                                                            ------------
                   COMMERCIAL MORTGAGE-BACKED
                     SECURITIES--8.6%
AAA          173   Citicorp Mortgage Securities, Inc.,
                     Series 1998-3, Class A6,
                       6.75%, 5/25/28 ....................       170,135
BBB          500   DLJ Mortgage Acceptance Corp.,
                     Series 1997-CF1, Class B1,
                       7.91%, 4/15/07** ..................       468,304
                   Merrill Lynch Mortgage Investors, Inc.,
A            500     Series 1995-C1, Class D,
                       7.90%, 5/25/15 ....................       506,851
BBB          500     Series 1996-C1, Class D,
                       7.42%, 4/25/28 ....................       486,795
AAA          750   New York City Mortgage Loan
                     Trust, Multifamily,
                     Series 1996, Class A-2,
                       6.75%, 6/25/11** ..................       709,922
AAA        1,000   Prudential Securities Secured
`                    Financing Corp.,
                     Series 1998-C1, Class A1-B,
                       6.506%, 7/15/08 ...................       959,000
BBB          159   Resolution Trust Corp.,
                     Series 1994-C2, Class D,
                       8.00%, 4/25/25 ....................       157,317
                                                            ------------
                                                               3,458,324
                                                            ------------
                   ASSET-BACKED SECURITIES--3.8%
AAA        1,230+  Chase Credit Card Master Trust,
                     Series 1997-5, Class A,
                       6.194%, 8/15/05 ...................     1,218,458
NR           251   Global Rated Eligible Asset Trust,
                     Series 1998-A, Class A-1,
                       7.33%, 3/15/06 @/@@ ...............        62,856
                   Structured Mortgage Asset
                     Residential Trust,
NR           608     Series 1997-2,
                       8.24%, 3/15/06 @/@@ ...............       121,605
NR           674     Series 1997-3,
                       8.57%, 4/15/06 @/@@ ...............       134,892
                                                            ------------
                                                               1,537,811
                                                            ------------
                   U.S GOVERNMENT AND AGENCY
                   SECURITIES--3.5%
             526   Small Business Administration
                     Participation Certificate,
                     Series 1998-10, Class 10-A,
                       6.12%, 2/01/08 ....................       495,304
                   U.S. Treasury Notes,
             535+      5.875%, 10/31/01 ..................       532,742
             385+      6.625%, 5/15/07 ...................       400,762
                                                            ------------
                                                               1,428,808
                                                            ------------
                   TAXABLE MUNICIPAL BONDS--7.6%
AAA          500   Fresno California Pension
                     Obligation, Series 1994,
                     7.80%, 6/01/14 ......................       493,355
AAA          500   Kern County California
                     Pension Obligation,
                     6.98%, 8/15/09 ......................       493,520
                   Los Angeles County California
                     Pension Obligation,
AAA        1,000     Series A, 8.62%, 6/30/06 ............     1,076,800
AAA          500     Series D, 6.97%, 6/30/08 ............       496,055
AAA          500   Orleans Parish Louisiana
                     School Board,
                     Series A, 6.60%, 2/01/08 ............       485,810
                                                            ------------
                                                               3,045,540
                                                            ------------
                   CORPORATE BONDS--24.7%
                   FINANCE & BANKING--9.0%
A3           500   AmSouth Bancorporation,
                     6.75%, 11/01/25 .....................       479,055
A+           600   Equitable Life Assured Society,
                     6.95%, 12/01/05** ...................       589,398
A            400   Lehman Brothers Holding, Inc.,
                     Series A, 6.75%, 9/24/01 ............       397,240
A+           500   Metropolitan Life Insurance Co.,
                     6.30%, 11/01/03** ...................       489,370
AA-        1,000   Morgan Stanley Group, Inc.,
                     10.00%, 6/15/08 .....................     1,144,790
BBB+         500   PaineWebber Group, Inc.,
                     8.875%, 3/15/05 .....................       532,578
                                                            ------------
                                                               3,632,431
                                                            ------------


                 See Notes to Consolidated Financial Statements.

---------------------------------------------------------------------------
            PRINCIPAL
  RATING*    AMOUNT                                             VALUE
(UNAUDITED)  (000)           DESCRIPTION                       (NOTE 1)
---------------------------------------------------------------------------

                   INDUSTRIALS--8.2%
A2        $  100   American Airlines, Inc., Secured
                     Equipment Trust,
                     Series 1990-M,
                     10.44%, 3/04/07 .....................   $   111,863
A1         1,000   Dow Capital BV,
                     9.20%, 6/01/10 ......................     1,106,550
A-           500   Ralcorp Holdings, Inc.,
                     8.75%, 9/15/04 ......................       531,120
A3           500   Ralston Purina Co.,
                     9.25%, 10/15/09 .....................       544,082
BBB-         500   Seagram Joseph E. & Sons, Inc.,
                     7.00%, 4/15/08 ......................       511,855
AA-          500   TCI Communications, Inc.,
                     8.25%, 1/15/03 ......................       506,400
                                                            ------------
                                                               3,311,870
                                                            ------------
                   UTILITIES--2.5%
A            500   Alltel Corp.,
                     7.50%, 3/01/06 ......................       499,485
Baa1         500   Ohio Edison Co.,
                     8.625%, 9/15/03 .....................       518,235
                                                            ------------
                                                               1,017,720
                                                            ------------
                   YANKEE--5.0%
BBB-         500   Empresa Electric Guacolda SA,
                     7.95%, 4/30/03** ....................       486,642
BBB+         170   Empresa Electric Pehuenche,
                     7.30%, 5/01/03 ......................       166,886
A-           500   Israel Electric Corp., Ltd.,
                     7.25%, 12/15/06** ...................       467,870
Baa2       1,000   Petrozuata Finance Inc.,
                     Series A, 7.63%, 4/01/09** ..........      883,125
                                                            ------------
                                                               2,004,523
                                                            ------------
                                                               9,966,544
                                                            ------------
                   Total long-term investments
                     (cost $58,930,484) ..................    57,549,534
                                                            ------------
                   SHORT-TERM INVESTMENT--2.0%
                   DISCOUNT NOTE
             800   Federal Home Loan Bank, Discount Note,
                     6.40%, 11/01/00
                     (cost $800,000) .....................       800,000
                                                            ------------

                   Total investments--144.7%
                     (cost $59,730,484) ..................    58,349,534
                   Liabilities in excess of other
                     assets--(44.7)% .....................   (18,028,346)
                                                            ------------
                   NET ASSETS--100% ......................  $ 40,321,188
                                                            ============


-----------------------
  * Using the  higher of  Standard  & Poor's,  Moody's  or  Fitch's  rating.
 ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  + Entire or  partial  principal  amount  pledged  as  collateral  for  reverse repurchase agreements or financial futures contracts.
  @ Illiquid securities representing 0.79% of net assets.
 @@ Security is restricted as to public resale. The securities were acquired in 1997 and have an aggregate current cost of $431,065.

      ---------------------------------------------------------
                       KEY TO ABBREVIATIONS
        REMIC -- Real Estate Mortgage Investment Conduit.
      ---------------------------------------------------------

                 See Notes to Consolidated Financial Statements.

------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED STATEMENT OF
ASSETS AND LIABILITIES
OCTOBER 31, 2000
------------------------------------------------------------------------

ASSETS
Investments, at value
  (cost $59,730,484) (Note 1) .....................     $58,349,534
Cash ..............................................         226,693
Receivable for investments sold ...................       4,843,750
Interest receivable ...............................         783,510
Interest rate cap, at value
  (amortized cost $71,419) (Notes 1 & 3) ..........          44,399
Other assets (Note 1)                                         3,721
                                                       ------------
                                                         64,251,607
                                                       ------------

LIABILITIES
Reverse repurchase agreements (Note 4) ............      18,850,213
Payable for investments purchased .................       4,831,250
Interest payable ..................................          81,311
Investment advisory fee payable (Note 2) ..........          18,841
Administration fee payable (Note 2) ...............           5,138
Due to broker--variation margin
  (Notes 1 & 3) ...................................             875
Deferred directors fees (Note 1) ..................           1,501
Other accrued expenses ............................         141,290
                                                       ------------
                                                         23,930,419
                                                       ------------
NET ASSETS ........................................     $40,321,188
                                                       ============

Net assets were comprised of:
  Common stock:
  Par value (Note 5) ..............................     $    29,571
  Paid-in capital in excess of par ................      40,550,589
                                                       ------------
                                                         40,580,160

Undistributed net investment income ...............       2,362,038
Accumulated net realized loss .....................      (1,184,875)
Net unrealized depreciation .......................      (1,436,135)
                                                       ------------
Net assets, October 31, 2000 ......................     $40,321,188
                                                       ============

Net asset value per share:
  ($40,321,188 / 2,957,093 shares of
  common stock issued and outstanding) ............     $     13.64
                                                       ============



------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED STATEMENT OF
OPERATIONS
YEAR ENDED OCTOBER 31, 2000
------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of premium
  amortization of $2,384,835 and interest
  expense of $1,069,684) ..........................     $ 3,342,831
                                                       ------------
Operating expenses
  Investment advisory .............................         218,030
  Legal ...........................................          65,000
  Administration ..................................          59,463
  Independent accountants .........................          48,500
  Reports to shareholders .........................          46,500
  Custodian .......................................          37,500
  Transfer agent ..................................          15,000
  Directors .......................................          13,500
  Miscellaneous ...................................          11,547
                                                       ------------
  Total operating expenses ........................         515,040
                                                       ------------
Net investment income before excise tax ...........       2,827,791
Excise tax ........................................         135,000
                                                       ------------
Net investment income .............................       2,692,791
                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on:
  Investments .....................................        (106,350)
                                                       ------------

Net change in unrealized
  appreciation (depreciation) on:
  Investments .....................................        (130,483)
  Futures .........................................         (28,165)
  Interest rate cap ...............................         (11,791)
                                                       ------------
                                                           (170,439)
                                                       ------------
Net loss on investments ...........................        (276,789)
                                                       ------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS .........................     $ 2,416,002
                                                       ============

                 See Notes to Consolidated Financial Statements.

-------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 2000
-------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN
NET ASSETS RESULTING FROM OPERATIONS
TO NET CASH FLOWS PROVIDED BY
OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations .......................................   $  2,416,002
                                                       ------------
Increase in investments ............................     (2,710,363)
Increase in receivable for securities sold .........     (4,843,750)
Increase in payable for securities purchased .......      4,831,250
Net realized loss ..................................        106,350
Increase in unrealized depreciation ................        170,439
Decrease in interest rate cap ......................          2,825
Decrease in interest receivable ....................          3,241
Increase due to broker-variation margin ............            875
Increase in other assets ...........................         (3,721)
Increase in interest payable .......................         34,342
Increase in accrued expenses and other
  liabilities ......................................         64,974
                                                       ------------
  Total adjustments ................................     (2,343,538)
                                                       ------------
Net cash flows provided by operating activities ....   $     72,464
                                                       ============

INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities ....   $     72,464
                                                       ------------
Cash flows provided by financing activities:
  Increase in reverse repurchase agreements ........      2,546,263
  Cash dividends paid ..............................     (2,439,367)
                                                       ------------
Net cash flows provided by financing activities ....        106,896
                                                       ------------
  Net increase in cash .............................        179,360
  Cash at beginning of year ........................         47,333
                                                       ------------
  Cash at end of year ..............................   $    226,693
                                                       ============


-------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED STATEMENTS OF CHANGES
IN NET ASSETS
-------------------------------------------------------------------

                                         YEAR ENDED OCTOBER 31,
                                         ---------------------
                                        2000             1999
                                       ------           ------
INCREASE (DECREASE) IN
NET ASSETS
Operations:
  Net investment income ..........  $ 2,692,791          $2,756,986
  Net realized gain (loss) .......     (106,350)            308,615
  Net change in unrealized
    depreciation .................     (170,439)         (4,602,605)
                                    -----------         -----------
  Net increase (decrease) in net
    assets resulting from
    operations ...................    2,416,002          (1,537,004)
  Dividends from
    net investment income ........   (2,439,367)         (2,513,313)
                                    -----------         -----------
  Total decrease .................      (23,365)         (4,050,317)

NET ASSETS
Beginning of year ................   40,344,553          44,394,870
                                    -----------         -----------
End of year (including
  undistributed net investment
  income of $2,362,038 and
  $2,044,948, respectively) ......  $40,321,188         $40,344,553
                                    ===========         ===========


                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                          YEAR ENDED OCTOBER 31,
                                                                       -----------------------------------------------------------
                                                                         2000         1999         1998         1997         1996
                                                                       -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year ................................    $ 13.64      $ 15.01      $ 14.48      $ 13.46      $ 13.40
                                                                       -------      -------      -------      -------      -------
  Net investment income (net of interest expense of
    $0.36, $0.33, $0.36, $0.36 and $0.35) .........................        .91          .93         1.20         1.10         1.00
  Net realized and unrealized gain (loss) on investments ..........       (.09)       (1.45)         .23          .82         (.03)
                                                                       -------      -------      -------      -------      -------
Net increase (decrease) from investment operations ................        .82         (.52)        1.43         1.92          .97
                                                                       -------      -------      -------      -------      -------
Dividends from net investment income ..............................       (.82)        (.85)        (.90)        (.90)        (.91)
                                                                       -------      -------      -------      -------      -------
Net asset value, end of year* .....................................    $ 13.64      $ 13.64      $ 15.01      $ 14.48      $ 13.46
                                                                       =======      =======      =======      =======      =======
Per share market value, end of year* ..............................    $ 11.94      $ 11.44      $ 13.25      $ 12.13      $ 11.00
                                                                       =======      =======      =======      =======      =======
TOTAL INVESTMENT RETURN+ ..........................................      12.11%       (7.68)%      17.15%       19.05%        6.67%
                                                                       =======      =======      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ................................................       1.31%        1.03%        1.01%        1.02%        1.12%
Operating expenses and interest expense ...........................       4.02%        3.33%        3.44%        3.65%        3.81%
Operating expenses, interest expense, and excise taxes ............       4.36%        3.49%        3.51%        3.65%        3.81%
Net investment income .............................................       6.83%        6.58%        8.13%        8.03%        7.59%

SUPPLEMENTAL DATA:
Average net assets (in thousands) .................................    $39,425      $41,909      $43,482      $40,416      $38,786
Portfolio turnover ................................................         36%          25%          25%          36%          58%
Net assets, end of year (in thousands) ............................    $40,321      $40,345      $44,395      $42,810      $39,805
Reverse repurchase agreements outstanding,
  end of year (in thousands) ......................................    $18,850      $16,304      $19,770      $20,363      $18,081
Asset coverage++ ..................................................    $ 3,139      $ 3,475      $ 3,246      $ 3,102      $ 3,209

----------
* Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++   Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION         The  BlackRock  Broad  Investment Grade  2009  Term
& ACCOUNTING                 Trust Inc. (the "Trust"),  a Maryland  corporation,
POLICIES                     is a diversified,  closed-end management investment
                             company.  The investment  objective of the Trust is
to manage a portfolio of fixed income securities that will return $15 per share to investors on or shortly before December 31, 2009 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     On December 3, 1999, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BCT Subsidiary, Inc. These consolidated financial statements include the operations of both the Trust and its wholly-owned subsidiary after elimination of all intercompany transactions and balances.

     The following is a summary of significant accounting policies followed by the Trust.

     SECURITIES VALUATION: The Trust values mortgage-backed and asset-backed securities, interest rate swaps, caps, floors and non-exchange traded options and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     REPURCHASE AGREEEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

     Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. For the year ended October 31, 2000, the Trust increased undistributed net investment income and decreased paid-in capital in excess of par by $63,666 due to certain expenses not being deductible for tax purposes. Net investment income, net realized losses and net assets were not affected by this change.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

     Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS           The Trust has an Investment Advisory Agreement with
                             BlackRock Advisors, Inc. (the "Advisor"),  which is
a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned affiliate of Merrill Lynch & Co., Inc.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.55% of the Trust's average weekly net assets.The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net assets.

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO            Purchases and sales of investment securities, other
SECURITIES                   than short-term  investments and dollar rolls,  for
                             the  year  ended   October  31,   2000   aggregated
$23,751,160 and $19,946,606, respectively.

     The Trust may invest in securities which are not readily marketable,including those which are restricted as to disposition under securities law ("restricted securities"). At October 31, 2000, the Trust held 14% of its net assets in securities restricted as to resale.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, that PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

     The federal income tax basis of the Trust's investments at October 31, 2000 was $59,759,537, and accordingly, net unrealized depreciation for federal income tax purposes was $1,410,003 (gross unrealized appreciation--$1,259,644, gross unrealized depreciation--$2,669,647).

     For Federal income tax purposes, the Trust had a capital loss carryforward at October 31, 2000 of approximately $1,015,000, of which $929,000 expires in 2003 and $86,000 expires in 2008. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount. Details of open financial futures contracts at October 31, 2000 are as follows:

                                    VALUE AT         VALUE AT
NUMBER OF            EXPIRATION       TRADE         OCTOBER 31,     UNREALIZED
CONTRACTS    TYPE       DATE           DATE            2000        DEPRECIATION
--------- ----------    ----       ------------    ------------     ---------
 Short
Position:               June
   10     Eurodollar    2001       $(2,311,210)    $(2,339,375)     $(28,165)
                                                                    ========
   The Trust holds an interest rate cap. Under this agreement, the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for the agreement. Details of the cap at October 31, 2000 are as follows:

NOTIONAL                                                VALUE AT
AMOUNT    FIXED   FLOATING TERMINATION   AMORTIZED     OCTOBER 31,   UNREALIZED
 (000)     RATE     RATE       DATE         COST          2000      DEPRECIATION
------    -----    -----     -------      -------       -------       ---------
                  3 Month
$5,000    6.00%    LIBOR     2/19/02      $71,419       $44,399       $(27,020)
                                                                      ========

NOTE 4. BORROWINGS           REVERSE REPURCHASE AGREEMENTS:  The Trust may enter
                             into reverse repurchase  agreements with qualified,
third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

     The average daily balance of reverse repurchase agreements outstanding for the year ended October 31, 2000 was approximately $16,526,683 at a weighted average interest rate of approximately 6.47%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $18,850,213 as of October 31, 2000 which was 29% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     The Trust did not enter into any dollar roll transactions during the year ended October 31, 2000.

NOTE 5. CAPITAL              There  are 200  million  shares  of $.01 par  value
                             common stock  authorized.  Of the 2,957,093  shares
outstanding at October 31, 2000, the Adviser owned 7,093 shares.

NOTE 6. DIVIDENDS            Subsequent  to  October  31,  2000,  the  Board  of
                             Directors  of the  Trust  declared  dividends  from
undistributed earnings of $0.06875 per share payable November 30, 2000 to shareholders of record on November 15, 2000.

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The  Shareholders and Board of Directors of
The BlackRock Broad Investment Grade 2009 Term Trust Inc.:

      We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of The
BlackRock Broad Investment Grade 2009 Term Trust Inc. (the "Trust") as of October 31, 2000 and the related consolidated statements of operations and of cash flows for the year then ended and of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These consolidated financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Broad Investment Grade 2009 Term Trust Inc. at October 31, 2000 and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP
-------------------------
New York, New York
December 8, 2000

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

     We wish to advise you as to the federal tax status of dividends paid by the Trust during its fiscal year ended October 31, 2000.

     During the fiscal year ended October 31, 2000, the Trust paid dividends totalling $0.8250 per share all of which is taxable as ordinary income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 2000 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

      For the purpose of preparing your 2000 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 2001.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Broad Investment Grade 2009 Term Trust's investment objective is to manage a portfolio of fixed income securities that will return $15 per share (the initial public offering price per share) to investors on or about December 31, 2009 while providing high monthly income.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. ("BlackRock") is an SEC-registered investment advisor. As of September 30, 2000, the Advisor and its affiliates (together, "BlackRock") managed $191 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of funds. BlackRock managed 670 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities), corporate debt securities and privately issued mortgage-backed securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Advisor will implement a strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment on or about December 31, 2009. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Trust also seeks to provide monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or projected maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Advisor will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the curve (i.e. if the Trust has three years left until its maturity, the Advisor will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES: ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: BCT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objectives.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest up to 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions the Trust does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-          Mortgage instruments with interest rates that
BACKED SECURITIES (ARMs):          adjust  at  periodic  intervals  at  a  fixed
                                   amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:           Securities   backed  by   various   types  of
                                   receivables such as automobile and credit card receivables.

CLOSED-END FUND:                   Investment  vehicle which initially  offers a
                                   fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE            Mortgage-backed   securities  which  separate
OBLIGATIONS (CMOS):                mortgage  pools  into  short-,  medium-,  and
                                   long-term     securities    with    different
                                   priorities   for  receipt  of  principal  and
                                   interest.  Each  class  is  paid a  fixed  or
                                   floating   rate  of   interest   at   regular
                                   intervals.   Also  known  as   multiple-class
                                   mortgage pass-throughs.

COMMERCIAL MORTGAGE                Mortgage-backed  securities secured or backed
BACKED SECURITIES (CMBS):          by mortgage  loans on commercial  properties.

DISCOUNT:                          When a fund's net asset value is greater than
                                   its stock price the fund is said to be trading at a discount.

DIVIDEND:                          Income generated by securities in a portfolio
                                   and  distributed  to  shareholders  after the
                                   deduction  of expenses.  This Trust  declares
                                   and  pays   dividends  on  a  monthly  basis.

DIVIDEND REINVESTMENT:             Shareholders  may elect to have all dividends
                                   and    distributions    of   capital    gains
                                   automatically   reinvested   into  additional
                                   shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:             Securities  issued or  guaranteed by the U.S.
                                   government,   or  one  of  its   agencies  or
                                   instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:          Mortgage   securities   including  CMBS  that
                                   receive only the interest  cash flows from an
                                   underlying   pool  of   mortgage   loans   or
                                   underlying  pass-through   securities.   Also
                                   known as a STRIP.

INVERSE-FLOATING RATE              Mortgage instruments with coupons that adjust
MORTGAGE:                          at periodic intervals  according to a formula
                                   which sets inversely with a market level interest rate index.

MARKET PRICE:                      Price per share of a security  trading in the
                                   secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:             A mortgage  dollar roll is a  transaction  in
                                   which   the   Trust   sells   mortgage-backed
                                   securities  for delivery in the current month
                                   and  simultaneously  contracts to  repurchase
                                   substantially similar (although not the same)
                                   securities on a specified future date. During
                                   the "roll" period, the Trust does not receive
                                   principal   and  interest   payments  on  the
                                   securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:            Mortgage-backed  securities  issued by Fannie
                                   Mae, Freddie Mac or Ginnie Mae.

NET ASSET VALUE (NAV):             Net asset value is the total  market value of
                                   all  securities  and other assets held by the
                                   Trust,    plus   income    accrued   on   its
                                   investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:         Mortgage  securities  that  receive  only the
                                   principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIPS.


PROJECT LOANS:                     Mortgages   for    multi-family,    low-   to
                                   middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                         Securities    issued   in   connection   with
                                   collateralized   mortgage   obligations  that
                                   generally represent the excess cash flow from
                                   the mortgage assets  underlying the CMO after
                                   payment  of  principal  and  interest  on the
                                   other    CMO     securities    and    related
                                   administrative   expenses.

REVERSE REPURCHASE                 In a reverse repurchase agreement,  the Trust
AGREEMENTS:                        sells  securities  and  agrees to  repurchase
                                   them at a  mutually  agreed  date and  price.
                                   During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED           Arrangements  in  which a pool of  assets  is
SECURITIES:                        separated   into  two  classes  that  receive
                                   different  proportions  of the  interest  and
                                   principal   distributions   from   underlying
                                   mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Advisor, Inc. (the "Advisor") is an SEC-registered investment advisor. As of September 30, 2000, the Advisor and its affiliates (together, "BlackRock") managed $191 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end funds. BlackRock managed 670 accounts, domiciled in the United States and overseas.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

---------
BLACKROCK
---------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10022

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                    THE BLACKROCK BROAD INVESTMENT GRADE 2009
                                TERM TRUST INC.
                       c/o Princeton Administrators, L.P.
                                  P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 543-6217



    ---------
    BLACKROCK
THE ---------
BROAD INVESTMENT
GRADE 2009
TERM TRUST INC.
---------------------------
CONSOLIDATED
ANNUAL REPORT
OCTOBER 31, 2000

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